Exhibit 7(b)

Amended October 17, 2013

EXHIBIT A TO DISTRIBUTION AGREEMENT

Series (“Funds”) of GOLDMAN SACHS TRUST, a Delaware statutory trust (the “Trust”)

GOLDMAN SACHS FIXED INCOME FUNDS:

Goldman Sachs High Quality Floating Rate Fund
Goldman Sachs Core Fixed Income Fund
Goldman Sachs Global Income Fund
Goldman Sachs Government Income Fund
Goldman Sachs Municipal Income Fund
Goldman Sachs Short Duration Tax-Free Fund
Goldman Sachs Short Duration Government Fund
Goldman Sachs High Yield Fund
Goldman Sachs High Yield Municipal Fund
Goldman Sachs Enhanced Income Fund
Goldman Sachs Emerging Markets Debt Fund
Goldman Sachs U.S. Mortgages Fund
Goldman Sachs Investment Grade Credit Fund
Goldman Sachs Core Plus Fixed Income Fund
Goldman Sachs Inflation Protected Securities Fund
Goldman Sachs Local Emerging Markets Debt Fund
Goldman Sachs Strategic Income Fund
Goldman Sachs High Yield Floating Rate Fund
Goldman Sachs Short Duration Income Fund
Goldman Sachs World Bond Fund
Goldman Sachs Dynamic Emerging Markets Debt Fund
Goldman Sachs Fixed Income Macro Alternative Strategies Fund
Goldman Sachs Long Short Credit Strategies Fund

GOLDMAN SACHS EQUITY FUNDS:

Goldman Sachs Income Builder Fund
Goldman Sachs Large Cap Growth Insights Fund
Goldman Sachs U.S. Equity Insights Fund
Goldman Sachs Small Cap Equity Insights Fund
Goldman Sachs International Equity Insights Fund
Goldman Sachs Large Cap Value Insights Fund
Goldman Sachs Structured Tax-Managed Equity Fund
Goldman Sachs Structured International Tax-Managed Equity Fund
Goldman Sachs International Small Cap Insights Fund
Goldman Sachs Emerging Markets Equity Insights Fund
Goldman Sachs Small Cap Value Insights Fund
Goldman Sachs Small Cap Growth Insights Fund
Goldman Sachs Growth and Income Fund
Goldman Sachs Capital Growth Fund
Goldman Sachs Strategic Growth Fund
Goldman Sachs Growth Opportunities Fund
Goldman Sachs Technology Tollkeeper Fund

Goldman Sachs Large Cap Value Fund
Goldman Sachs Small Cap Value Fund
Goldman Sachs Mid Cap Value Fund
Goldman Sachs Real Estate Securities Fund
Goldman Sachs Concentrated Growth Fund
Goldman Sachs Small/Mid Cap Growth Fund
Goldman Sachs U.S. Equity Dividend and Premium Fund
Goldman Sachs Strategic International Equity Fund
Goldman Sachs Concentrated International Equity Fund
Goldman Sachs Asia Equity Fund
Goldman Sachs Emerging Markets Equity Fund
Goldman Sachs International Small Cap Fund
Goldman Sachs International Real Estate Securities Fund
Goldman Sachs BRIC Fund
Goldman Sachs Commodity Strategy Fund
Goldman Sachs International Equity Dividend and Premium Fund
Goldman Sachs Absolute Return Tracker Fund
Goldman Sachs Flexible Cap Growth Fund
Goldman Sachs U.S. Equity Fund
Goldman Sachs Dynamic Allocation Fund
Goldman Sachs China Equity Fund
Goldman Sachs N-11 Equity Fund
Goldman Sachs Managed Futures Strategy Fund
Goldman Sachs Rising Dividend Growth Fund
Goldman Sachs Focused Growth Fund
Goldman Sachs Retirement Portfolio Completion Fund
Goldman Sachs MLP Energy Infrastructure Fund
Goldman Sachs Multi Asset Real Return Fund

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS:

Goldman Sachs Growth Strategy Portfolio
Goldman Sachs Equity Growth Strategy Portfolio
Goldman Sachs Balanced Strategy Portfolio
Goldman Sachs Growth and Income Strategy Portfolio
Goldman Sachs Satellite Strategies Portfolio
Goldman Sachs Income Strategies Portfolio
Goldman Sachs Tax-Advantaged Global Equity Portfolio
Goldman Sachs Enhanced Dividend Global Equity Portfolio

GOLDMAN SACHS MONEY MARKET FUNDS:

Goldman Sachs Financial Square Treasury Obligations Fund
Goldman Sachs Financial Square Prime Obligations Fund
Goldman Sachs Financial Square Government Fund
Goldman Sachs Financial Square Money Market Fund
Goldman Sachs Financial Square Tax-Exempt California Fund
Goldman Sachs Financial Square Tax-Exempt New York Fund
Goldman Sachs Financial Square Tax-Free Money Market Fund
Goldman Sachs Financial Square Federal Fund
Goldman Sachs Financial Square Treasury Instruments Fund

GOLDMAN, SACHS & CO.		GOLDMAN SACHS TRUST

By:	/s/ Jesse Cole	By:	/s/ James McNamara

Name:	Jesse Cole	Name:	James McNamara
Title:	Managing Director	Title:	President of the Trust